UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 7, 2009 (November 12, 2008)

BRAMPTON CREST INTERNATIONAL, INC.
(Exact name of registrant as specified in this charter)

NEVADA	000-1321002	30-0286164
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4700 Biscayne Blvd., Suite 500, Miami, FL		33137
(Address of Principal Executive Offices)		(Zip Code)

Registrant's Telephone Number, including area code: (305) 722-4800

12515 Orange Dr., Suite 814, Davie, FL 33330
(Former Name or Former Address, if Changes Since Last Report)

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

Item 4.02 - NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On June 9, 2009, the Company received a comment letter from the Securities and Exchange Commission (“SEC”) in connection with its Form 10-K for the year ended December 31, 2008 and its Form 10-Q for the periods ended  March 31, 2008, June 30, 2008 and September 30, 2008 (the “Comment Letter”). The Comment Letter questioned, in part, our accounting treatment of a merger transaction and related recording of goodwill for the merger. On July 7, 2009, our management and the Board of Directors determined that our financial statements for the interim periods ended March 31, 2008, June 30, 2008, September 30, 2008 and March 31, 2009 and the year ended December 31, 2008 could no longer be relied upon because of a change in the accounting treatment of the Merger discussed in those financial statements.

The Company will be amending its financial statements and related 10Q and 10K on or before July 9, 2009 with the appropriate notation that the Company will restate its financial statement as part of amended Forms 10-Q/A for the quarters ended March 31, 2008, June 30, 2008, September 30, 2008 and March 31, 2009 and amended Form 10-K/A for the year ended December 31, 2008 to also be filed on or before July 9, 2009. Therefore, the previously filed Form 10-Q’s dated May 15, 2008, August 15, 2008, November 15, 2008 and March 15, 2009 and Form 10-Q/A’s dated November 26, 2008 and Form 10-K previously filed dated March 31, 2009, should not be relied upon.

In addition, the Company has reviewed the adjustments previously discussed with its independent registered accountants.

The Company identified an error in the calculation of goodwill which resulted in an overstatement of the Company’s assets and stockholders’ equity.  The error resulted from the recording of the Company’s common stock to AEN members at the stock’s par value, which resulted in an understatement of the estimated recoverable fair value of recorded goodwill.  The Company will restate its financial statements for the quarters ended March 31, 2008, June 30, 2008, and September 30, 2008, to record goodwill on the acquisition at the excess of the book value of the consideration (i.e., the common stock issued) and the liabilities assumed over the fair value of the assets acquired. The restated amount of goodwill on the business combination was $10,415,748.

The following table illustrates the adjustments to be made in the Form 10Q/A (Amendment No. 2) for the quarter ended March 31, 2008:

 Brampton Crest International, Inc.
Condensed Consolidated Balance Sheet (Restated)
Quarter Ended March 31, 2008

	As Restated (Amendment No. 1)	Adjusted	As Restated (Amendment No. 2)
	(Unaudited)		(Unaudited)
ASSETS
CURRENT ASSETS:
Cash and Cash Equivalents	$1,251,054	$(1,050,000)	$201,054
Marketable Securities	-	1,050,000	1,050,000
Total Current Assets	1,251,054	-	1,251,054
PROPERTY AND EQUIPMENT
Website development	91,118	-	91,118
Computer and software	1,152	-	1,152
Leasehold improvements	1,500	-	1,500
	93,770	-	93,770
Accumulated Depreciation	(14,952)	-	(14,952)
Total Property and Equipment	78,818	-	78,818
OTHER ASSETS:
Trademarks	10,650	-	10,650
Deposits	2,250		2,250
Goodwill	415,748	10,000,000	10,415,748
Total Other Assets	428,648	10,000,000	10,428,648
TOTAL ASSETS	$1,758,520	$10,000,000	$11,758,520
LIABILITIES AND STOCKHOLDERS' EQUITY			-
CURRENT LIABILIITIES:
Accounts Payable	$101,743	$-	$101,743
Due to Officer	95,926	-	95,926
Total Current Liabilities	197,669	-	197,669

Stockholders' Equity			-
Preferred Stock	$—	$—	$—
Common Stock	161,518	-	161,518
Additional Paid in capital	2,489,581	10,000,000	12,489,581
Accumulated Deficit	(1,090,248)	-	(1,090,248)
Total Stockholders' Equity	1,560,851	10,000,000	11,560,851

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$1,758,520	$10,000,000	$11,758,520

The following table illustrates the adjustments to be made in the Form 10Q/A (Amendment No. 2) for the quarter ended June 30, 2008:

Brampton Crest International, Inc.
Condensed Consolidated Balance Sheet (Restated)
Quarter Ended June 30, 2008

	As Restated (Amendment No. 1)	Adjusted	As Restated (Amendment No. 2)
	(Unaudited)		(Unaudited)
ASSETS
CURRENT ASSETS:
Cash and Cash Equivalents	$1,081,358	$(1,050,000)	$131,358
Marketable Securities	—	1,050,000	1,050,000
Total Current Assets	1,081,358	-	1,081,358
PROPERTY AND EQUIPMENT:
Website development	204,955	-	204,955
Conference display	8,559	-	8,559
Computer and software	5,560	-	5,560
Leasehold improvements	1,500	-	1,500
Equipment Off-site	106,367	-	106,367
Property and Equipment	326,941	-	326,941
Accumulated Depreciation	(46,350)	-	(46,350)
Total Property and Equipment	280,591	-	280,591
OTHER ASSETS:
Deposits and Prepaid Expenses	39,278	-	39,278
Trademarks	10,650		10,650
Goodwill	415,748	10,000,000	10,415,748
Total Other Assets	465,676	10,000,000	10,465,676
TOTAL ASSETS	$1,827,625	$10,000,000	$11,827,625
LIABILITIES AND STOCKHOLDERS' EQUITY			-
CURRENT LIABILITIES:
Accounts Payable	$30,887	$-	$30,887
Due to Officer	95,626	-	95,926
Total Current Liabilities	126,816	-	126,816

Stockholders' Equity
Preferred Stock	$—	$—	$—
Common Stock	198,285	-	198,285
Additional Paid in capital	2,888,614	10,000,000	12,888,614
Accumulated Deficit	(1,386,087)	-	(1,386,087)
Total Stockholders' Equity	1,700,812	10,000,000	11,700,812
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,827,625	$10,000,000	$11,827,625

The following table illustrates the adjustments to be made in the Form 10Q/A (Amendment No. 1) for the quarter ended September 30, 2008:

Brampton Crest International, Inc.
Consolidated Condensed Balance Sheet (Restated)
Quarter Ended September 30, 2008

	As Reported	Adjusted	As Restated
ASSETS	(Unaudited)		(Unaudited)
CURRENT ASSETS:
Cash and Cash Equivalents	$1,784,116	$(1,675,000)	$109,116
Marketable Securities	—	1,675,000	1,675,000
Notes Receivable	76,438		76,438
Total Current Assets	1,860,554	-	1,860,554
Property and Equipment, net	349,610	-	349,610
OTHER ASSETS:
Deposits and Prepaid Expenses	23,322	-	23,322
Trademarks	10,650		10,650
Goodwill	415,747	10,000,000	10,415,747
Total Other Assets	449,719	10,000,000	10,449,719
TOTAL ASSETS	$2,659,883	$10,000,000	$12,659,883

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts Payable	$38,030	$-	$38,030
Due to Officer	95,626	-	95,926
Total Current Liabilities	133,956	-	133,956

Stockholders' Equity			-
Preferred Stock	$—	$—	$—
Common Stock	221,854	-	221,854
Additional Paid in capital	3,993,797	10,000,000	13,993,797
Accumulated Deficit	(1,689,727)	-	(1,689,727)
Total Stockholders' Equity	2,525,927	10,000,000	12,525,927
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,659,883	$10,000,000	$12,659,883

The Company identified an error in the calculation of goodwill which resulted in an overstatement of the Company’s stockholders’ equity and an understatement of income.  The error resulted from the recording of the Company’s common stock to AEN members at the stock’s par value, which resulted in an understatement of the estimated recoverable fair value of recorded goodwill.  The Company will restate its financial statements for the year ended December 31, 2008, to record goodwill on the acquisition at the excess of the book value of the consideration (i.e., the common stock issued) and the liabilities assumed over the fair value of the assets acquired. The restated amount of goodwill on the business combination was $10,415,747.

The Company reviewed the value of the intangible assets of goodwill as of December 31, 2008 and has determined to impair the value of goodwill at this time. Based on the operating losses for 2008 and projected losses in 2009 and breakeven not projected until 2010 the Company has decided to impair the entire balance of $10.4 million as of year ended December 31, 2008.

The following table illustrates the adjustments to be made in the Form 10K/A (Amendment No. 1) for the year ended December 31, 2008:

Brampton Crest International, Inc. and Subsidiaries
Consolidated Balance Sheet (Restated)
Year Ended December 31, 2008

	As Reported	Adjusted		As Restated
ASSETS
CURRENT ASSETS:
Cash and Cash Equivalents	$1,400,058		$(1,025,000)	$375,058
Marketable Securities	—		1,025,000	1,025,000
Notes Receivable	—		—	—
Accounts Receivable	31,147		—	31,147
Total Current Assets	1,431,205			1,431,205
Property and Equipment, net	355,220			355,220
Other Assets:
Deposits and Prepaid Expenses	6,294			6,294
Trademarks	10,650			10,650
Total Other Assets	16,944			16,944
TOTAL ASSETS	$1,803,369	$		$1,803,369
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable and accrued expenses	$25,391	$		$25,391
Due to officer	95,926			95,926
Total Current Liabilities	121,317			121,317
STOCKHOLDERS’ EQUITY
Preferred stock	—			—
Common stock	221,854			221,854
Additional paid in capital	6,959,063		7,000,000	13,959,063
Accumulated deficit	(5,498,865)		(7,000,000)	(12,498,865)

Total Stockholders' Equity	1,682,052			1,682,052
Total Liabilities & Stockholders’ Equity	$1,803,369	$		$1,803,369

Brampton Crest International, Inc. and Subsidiaries
Consolidated Statements of Operations (Restated)
Year Ended December 31, 2008

	As Reported	Adjusted		As Restated
Sales	$172,909	$		$172,909
Cost of Sales	84,019			84,019
Gross Profit	88,890			88,890
Selling, General and
Administrative Expenses	1,149,996			1,149,996
Impairment of Goodwill	3,415,747		$7,000,000	10,415,747
Loss From Operations	(4,476,853)		(7,000,000)	(11,476,853)
Other Income (Expense):
Interest Income	25,209			25,209
Total Other Income (Expense)	25,209			25,209
Loss from Continuing Operations Before
Income Taxes	(4,451,644)		(7,000,000)	(11,451,644)
Income Taxes Provision	—			—
Net Loss From Continued Operations	(4,451,644)		(7,000,000)	(11,451,644)
Income From Discontinued Operations Net of
Income Tax Benefit of $0 in 2007	—			—
	$(4,451,644)		$(7,000,000)	$(11,451,644)
Net Loss
Loss Per Share-
Basic and Diluted Loss Per Share:
Continuing Operations	$(0.03)		$(0.04)	$(0.07)
Discontinued Operations	$(0.00)		$(0.00)	$(0.00)
Net Loss Per Share	$(0.03)		$(0.04)	$(0.07)
Weighted Average Common Shares
Outstanding - Basic and Diluted	163,825,550		-0-	163,825,550

The Company identified an error in the calculation of goodwill which resulted in an adjustment of the Company’s stockholders’ equity.  The error resulted from the recording of the Company’s common stock to AEN members at the stock’s par value, which resulted in an understatement of the estimated recoverable fair value of recorded goodwill.  The Company will restate its financial statements for the quarter ended March 31, 2009, to record goodwill on the acquisition at the excess of the book value of the consideration (i.e., the common stock issued) and the liabilities assumed over the fair value of the assets acquired. The restated amount of goodwill on the business combination was $10,415,748.

The adjustment to the balance sheet was the restatement of stockholder equity to reflect the additional impairment charge of $7 million to accumulated deficit and an adjustment to additional paid in capital for the same amount in 2008.

The following tables illustrate the adjustments to be made in the Forms 10Q/A (Amendment No. 1) for the quarter ended March 31, 2009:

Brampton Crest International, Inc.
Condensed Consolidated Balance Sheet (Restated)
Quarter Ended March 31, 2009

	As Reported	Adjusted	As Restated
	(Unaudited)		(Unaudited)
ASSETS
CURRENT ASSETS:
Cash and Cash Equivalents	$247,302	$-	$247,302
Marketable Securities	775,000		775,000
Accounts Receivable	82,539	-	82,539
Total Current Assets	1,104,841	-	1,104,841
PROPERTY AND EQUIPMENT:	356,811		356,811
OTHER ASSETS:
Deposits and Prepaid Expenses	4,044	-	4,044
Trademarks	10,650		10,650
Total Other Assets	14,694	-	14,694
TOTAL ASSETS	$1,476,346	$-	$1,476,346
LIABILITIES AND STOCKHOLDERS' EQUITY			-
CURRENT LIABILITIES:
Accounts Payable	$7,772	$-	7,772
Due to Officer	95,626	-	95,626
Total Current Liabilities	103,698	-	103,698
TOTAL LIABILITES
Stockholders' Equity
Preferred Stock	$—	$—	$—
Common Stock	221,854	-	221,854
Additional Paid in capital	6,959,063	7,000,000	13,959,063
Accumulated Deficit	(5,808,269)	(7,000,000)	(12,808,269)
Total Stockholders' Equity	1,372,348	-	1,372,648
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,476,346	$-	$1,476,346

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRAMPTON CREST INTERNATIONAL, INC.

Date: July 9, 2009.	By:	/s/ Brad Hacker
Brad Hacker
Chief Financial Officer